Exhibit 10.1

Execution Version

AMENDMENT NO. 1

TO

SECOND AMENDED AND RESTATED

SENIOR SECURED SYNDICATED FACILITY AGREEMENT

This AMENDMENT NO. 1, dated as of September 30, 2015 (this “Amendment”), to the SECOND AMENDED AND RESTATED SENIOR SECURED SYNDICATED FACILITY AGREEMENT is entered into among GENESEE & WYOMING INC., a Delaware corporation (“GWI”) and RP ACQUISITION COMPANY TWO, a Delaware corporation (“RP” and, together with GWI, collectively, the “Domestic Borrowers”), QUEBEC GATINEAU RAILWAY INC., a corporation constituted under the laws of Quebec, Canada (the “Canadian Borrower”), GENESEE & WYOMING AUSTRALIA PTY LTD (ACN 079 444 296), a proprietary limited liability company incorporated under the laws of the Commonwealth of Australia (the “Australian Borrower”), GWI UK ACQUISITION COMPANY LIMITED, a company incorporated under the laws of England and Wales (the “UK Borrower”), ROTTERDAM RAIL FEEDING B.V., a private limited liability company (besloten vennootschap) incorporated under the laws of the Netherlands with its statutory seat in Dordrecht, the Netherlands (“Rotterdam Rail Feeding”) and ERS RAILWAYS B.V., a private limited liability company (besloten vennootschap) incorporated under the laws of the Netherlands with its statutory seat in Rotterdam, the Netherlands (“ERS” and together with Rotterdam Rail Feeding, the “European Borrowers” and, together with the Domestic Borrowers, the Canadian Borrower, the Australian Borrower and the UK Borrower, the “Borrowers”), the Guarantors, the Lenders and BANK OF AMERICA, N.A., acting as Administrative Agent, Canadian Agent, European Agent and UK Agent (collectively in such capacities and including any successors in such capacities, the “Agents”), and amends the Second Amended and Restated Senior Secured Syndicated Facility Agreement, dated as of March 20, 2015 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrowers, the institutions from time to time party thereto as Lenders (the “Lenders”), the Agents and the Guarantors. Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement to effect the changes described below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Credit Agreement

The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as defined below), hereby amended as follows:

(a) the definition of “Applicable Margin” set forth in §1.1 of the Credit Agreement is amended by deleting such definition in its entirety and replacing it with the following:

““Applicable Margin”. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each, a “Rate Adjustment Period”), the Applicable Margin shall be the applicable margin set forth below with respect to the Total Leverage Ratio, as determined for the fiscal period ending immediately prior to the applicable Rate Adjustment Period (except for any Rate Adjustment Period beginning on April 1 of any calendar year for which the Applicable Margin will be determined by reference to the Total Leverage Ratio for the fiscal period ending on the immediately preceding December 31).

Level	Total Leverage Ratio	Applicable Floating Rate (other than UK Overnight Rate) Applicable Margin	Applicable Offered Rate, UK Overnight Rate, Letter of Credit Applicable Margin	Commitment Fee Rate
I	Greater than or equal to 4.00 to 1.00	1.250%	2.250%	0.300%
II	Greater than or equal to 3.25 to 1.00 but less than 4.00 to 1.00	1.000%	2.000%	0.300%
III	Greater than or equal to 3.00 to 1.00 but less than 3.25 to 1.00	0.750%	1.750%	0.300%
IV	Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00	0.500%	1.500%	0.250%
V	Greater than or equal to 2.00 but less than 2.50 to 1.00	0.250%	1.250%	0.200%
VI	Less than 2.00 to 1.00	0.000%	1.000%	0.200%

Notwithstanding the foregoing, if the Borrowers fail to deliver any Compliance Certificate pursuant to §9.4(e), then, for the period commencing on the date such Compliance Certificate was due pursuant to §9.4(e) through the date such Compliance Certificate is actually delivered to the Lenders, the Applicable Margin shall be the highest Applicable Margin set forth above.”

(b) The following definition shall be added to §1.1 of the Credit Agreement immediately following the definition of “Finance Party”:

““First Amendment Effective Date”. September 30, 2015.”

(c) The following definition shall be added to §1.1 of the Credit Agreement immediately following the definition of “Security Agreements”:

““Senior Secured Leverage Ratio”. For any Test Period, the ratio of (a) Consolidated Funded Debt that is secured by a Lien minus, if the applicable Senior Secured Leverage Ratio covenant level is 3.75 to 1.00 or less, cash and Cash Equivalents (in each case, free and clear of all liens, other than Liens permitted pursuant to §10.2), excluding cash and Cash Equivalents that are listed as “restricted” on the consolidated balance sheet of the GWI and its Restricted Subsidiaries to (b) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters then most recently ended for which financial statements have been delivered pursuant to §9.4.”

(d) Clause (c) of §4.2 of the Credit Agreement is amended by replacing the words “(other than any Disposition of any property permitted by §10.5.3(a) or (b))” with the words “(other than any Disposition of any property permitted by §10.5.3(a), (b) or (f))”.

(e) Clause (e) of §10.4 of the Credit Agreement is amended and restated in its entirety as follows:

“(e) GWI may make other Restricted Payments (i) if at the time of the making of such Restricted Payment the Total Leverage Ratio on a pro forma basis calculated as of the end of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to §9.4(a) or 9.4(b) hereof after giving effect to such Restricted Payments and any borrowings incurred to make such redemptions and payments is less than 4.00 to 1.00 so long as no Default or Event of Default shall have occurred and be continuing, and so long as none would result after giving effect thereto (provided that if such Total Leverage Ratio is less than 4.00 to 1.00 but greater than or equal to 3.00 to 1.00, the amount of such Restricted Payments occurring during the period commencing on the First Amendment Effective Date and ending on the Maturity Date shall (x) not exceed $300,000,000 and (y) only be permitted if, after giving pro forma effect to any such Restricted Payment the aggregate amount of cash and Cash Equivalents of GWI and its Restricted Subsidiaries (in each case, free and clear of all liens, other than (i) Liens securing the Obligations and (ii) Liens permitted by §10.2(k), (m), (p), (u) or (v) if such cash and Cash Equivalents subject to such Liens is otherwise available), excluding cash and Cash Equivalents that are listed as “restricted” on the consolidated balance sheet of GWI and its Restricted Subsidiaries, plus the aggregate amount of unused Revolving Loan Commitments is at least $150,000,000 (other than Revolving Loan Commitments that, if drawn, would result in the Total Leverage Ratio or Senior Secured Leverage Ratio exceeding the then-applicable levels of such ratios required under §11.1 and §11.3), and (ii) in respect of Permitted Preferred Stock in an amount not to exceed 100% of the net cash proceeds of any issuance of equity securities of GWI after the Restatement Effective Date,”

(f) §10.4 of the Credit Agreement is amended by deleting clause (g) in its entirety and replacing it with “(g) [Reserved],”.

(g) §10.5.1 of the Credit Agreement is amended by replacing the word “or” with a “,” after the words “(3) two or more Restricted Subsidiaries of the Borrowers with each other” and inserting the words “, (c) Permitted Acquisitions, (d) Investments permitted by §10.3 or (e) Dispositions permitted by §10.5.3” before the “.”.

(h) §10.5.3 of the Credit Agreement is amended by deleting the word “and” at the end of clause (d), replacing the “.” at the end of clause (e) with the phrase“; and” and adding a new clause (f) at the end of such subsection as follows:

“(f) the Disposition of assets to the extent constituting Investments permitted by §10.3; provided that (i) such Disposition is on an arm’s-length basis, (ii) no Default or Event of Default exists or will occur as a result of such Disposition or sale and (iii) at the time of such Disposition, on a pro forma basis calculated as of the end of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to §9.4(a) or 9.4(b) hereof after giving effect to such Disposition or sale GWI and its Subsidiaries would be in compliance with the covenants set forth in §11 as at the end of and for the most recently ended fiscal quarter for which financial statements have been delivered pursuant to §9.4(a) or 9.4(b) hereof.”

(i) §11.1 of the Credit Agreement is amended and restated in its entirety as follows:

“11.1 Total Leverage Ratio

The Borrowers will not permit the Total Leverage Ratio to exceed 4.50 to 1.00 as of the last day of any fiscal quarter.

(j) §11 of the Credit Agreement is amended by adding the following §11.3 at the end thereof:

“11.3 Senior Secured Leverage Ratio

The Borrowers will not permit the Senior Secured Leverage Ratio as of the last day of any fiscal quarter ending during the periods specified below to exceed the corresponding ratio set forth below:

Period	Maximum Senior Secured Leverage Ratio
Restatement Effective Date through June 30, 2016	4.50 to 1.00
September 30, 2016 through March 31, 2017	4.25 to 1.00
June 30, 2017 through September 30, 2017	4.00 to 1.00
December 31, 2017 through March 31, 2018	3.75 to 1.00
June 30, 2018 and thereafter	3.50 to 1.00

; provided that if the Borrowers consummate any Material Acquisition, the Senior Secured Leverage Ratio provided in this §11.1 shall be tested at a level 0.50 higher than the applicable level for the applicable quarter following the date of such Material Acquisition for the next four fiscal quarters; provided further that in no event shall the Senior Secured Leverage Ratio specified in this §11.1 exceed 4.50 to 1.00.”

(k) Clause (p)(ii) of §14.1 is replaced in its entirety by the following:

“(ii) during any period of twelve consecutive calendar months, individuals who were directors of GWI on the first day of such period shall cease to constitute a majority of the board of directors of GWI who were neither (x) nominated or approved by the Board of directors of GWI nor (y) appointed by directors so nominated or approved,”

(l) Clause (p)(iii) of §14.1 is replaced in its entirety by the following:

“(iii) any of the Borrowers shall at any time own directly or indirectly less than 100% of the shares of the Capital Stock of each of their Restricted Subsidiaries, as adjusted pursuant to any stock split, stock dividend or recapitalization or reclassification of the capital of such Person, except as (x) otherwise consented to by the Applicable Lenders, (y) permitted by §10.5, and (z) otherwise described in §8.17;”

(m) Clause (a)(ii) of §16.11 is replaced in its entirety by the following:

“(ii) upon the sale, transfer or other disposition of such property, whether or not a Disposition (including as part of or in connection with any sale, transfer or disposition permitted hereunder), to any Person other than another Loan Party (it being understood that to the extent any such property is sold, transferred or disposed of from a U.S. Loan Party to a Loan Party that is not a U.S. Loan Party, such property may no longer secure any U.S. Obligations),”.

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied by the Borrowers or waived by the Agents (the “Amendment No. 1 Effective Date”):

(a) Executed Counterparts. The Agents shall have received this Amendment, duly executed by the Borrowers, the Guarantors, the Agents, each Lender that consents to this Amendment and any Replacement Lenders, if applicable;

(b) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, either on the date hereof or on the Amendment No. 1 Effective Date;

(c) Representations and Warranties. The representations and warranties of the Borrowers and their Subsidiaries contained in §8 of the Credit

Agreement and Section 3 of this Amendment or the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Amendment or the Credit Agreement shall be true in all material respects at and as of the Amendment No. 1 Effective Date (except to the extent of changes resulting from transactions contemplated or permitted by this Amendment, the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Amendment or the Credit Agreement and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Agents and the Lenders, and to the extent that such representations and warranties relate expressly to an earlier date); provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided further, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

(d) Officer’s Certificate. GWI shall have provided a certificate signed by an authorized officer of GWI certifying as to the satisfaction of the conditions set forth in paragraphs (b) and (c) of this Section 2; and

(e) Consenting Lender Fees. GWI shall have paid a consent fee (the “Consent Fee”) to the Administrative Agent, for the ratable account of the Applicable Lenders (as defined below), equal to 0.10% of the aggregate outstanding principal amount of Term Loans plus 0.10% of the aggregate amount of Revolving Loan Commitments of the Applicable Lenders. “Applicable Lender” shall mean each Lender that has delivered an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on September 28, 2015 or such later date and time specified by the Borrower and notified in writing to the Lenders by the Administrative Agent

(f) Fees and Expenses Paid. The Borrowers shall have reimbursed the Administrative Agent for, or paid directly, all fees, costs and expenses incurred by the Administrative Agent’s counsels in connection with the closing of the Amendment and otherwise owed to Administrative Agent’s counsels pursuant to the Loan Documents and all other fees payable under that certain Engagement Letter, dated as of September 21, 2015 between GWI and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Section 3. Representations and Warranties

On and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, the Borrowers hereby represent and warrant to the Agents and each Lender as follows:

(a) the execution, delivery and performance of this Amendment to which the Borrowers and any of their Restricted Subsidiaries that are party hereto and the transactions contemplated hereunder (i) are within the corporate or other authority of such Person, (ii) have been duly authorized by all necessary corporate or other proceedings, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Person is subject or any judgment, order, writ, injunction, license or permit applicable to any such Person unless such conflict, breach or contravention would not have a Material Adverse Effect and (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other material instrument binding upon any such Person;

(b) the execution and delivery of this Amendment by each of the Loan Parties will result in valid and legally binding obligations of such Person, enforceable against each such Loan Party in accordance with the terms and provisions hereof, except as enforceability is limited by the effects of any Debtor Relief Laws (other than the Canada Transportation Act) or, solely in respect of the European Borrower or any European Guarantor, the Debtor Relief Reservations, and except to the extent that (i) the exercise of certain remedies under the Loan Documents may be subject to compliance with the ICC Termination Act of 1995, as amended, and other applicable governmental regulations and (ii) availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought; and

(c) the execution, delivery and performance by each of the Loan Parties party to this Amendment does not require the approval, consent, order, authorization or license by, or giving of notice to, or filing with, or taking of any other action with respect to, any Governmental Authority of any jurisdiction (including, without limitation, the STB), or other fiscal, monetary or other authority, under any provision of any laws or governmental rules, regulations, orders, or decrees of any jurisdiction or the central bank of any jurisdiction or other fiscal, monetary or other authority applicable to or binding on any Loan Party except such other actions, consents, approvals, registrations or filings of which the failure to be obtained or made would not reasonably be expected to have a Material Adverse Effect.

Section 4. Waivers

The Required Lenders agree, solely in connection with the entry into this Amendment, to waive the requirements of §9.16(b) of the Credit Agreement.

Section 5. Fees and Expenses

Each of the Borrowers agrees to pay in accordance with the terms of §17 of the Credit Agreement all reasonable out-of-pocket costs and expenses of the Agents in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Agents with respect thereto).

Section 6. Reference to the Effect on the Loan Documents

(a) As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the

Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement, as applicable, shall be amended to reflect the changes made in this Amendment as of the Amendment No. 1 Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrowers, the Co-Lead Arrangers or the Agents under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 7. Reaffirmation

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Credit Agreement, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents.

Section 8. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by facsimile or other electronic transmission shall be effective as delivery of an original executed counterpart of this Amendment.

Section 9. Governing Law

THIS AMENDMENT IS A CONTRACT UNDER THE LAW OF THE STATE OF NEW YORK AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW §5-1401, BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Section 10. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto, except when used to reference a section. Any reference to the number of a clause, subclause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, subclause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 11. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 12. Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 13. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 14. Jurisdiction; Waiver of Jury Trial

The jurisdiction and waiver of right to trial by jury provisions in §§ 22 and 26 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, representatives and general partners thereunto duly authorized, as of the date first written above.

BORROWERS:	GENESEE & WYOMING INC.

	By:	/s/ Thomas D. Savage
		Name:	Thomas D. Savage
		Title:	Vice President, Corporate Development and Treasurer

RP ACQUISITION COMPANY TWO

	By:	/s/ Thomas D. Savage
		Name:	Thomas D. Savage
		Title:	Vice President and Treasurer

QUEBEC GATINEAU RAILWAY INC.

	By:	/s/ Thomas D. Savage
		Name:	Thomas D. Savage
		Title:	Vice President

GWI UK ACQUISITION COMPANY LIMITED

	By:	/s/ Matthew O. Walsh
		Name:	Matthew O. Walsh
		Title:	Director

ROTTERDAM RAIL FEEDING B.V.

	By:	/s/ Matthew O. Walsh
		Name:	Matthew O. Walsh
		Title:	Director

ERS RAILWAYS B.V.

	By:	/s/ Russell Mears
		Name:	Russell Mears
		Title:	Managing Director

[Signature Page to GWI Amendment No. 1]

Executed for GENESEE & WYOMING AUSTRALIA PTY LTD in accordance with section 127 of the Corporations Act 2001 (Cwlth) by:

/s/ Greg Pauline	/s/ Michael Morris
Signature of director	Signature of director/secretary

Greg Pauline	Michael Morris
Name of director (print)	Name of director (print)

[Signature Page to GWI Amendment No. 1]

U.S. GUARANTORS:	ALABAMA & GULF COAST RAILWAY LLC
AN RAILWAY, L.L.C.
ARIZONA & CALIFORNIA RAILROAD COMPANY
ARIZONA EASTERN RAILWAY COMPANY
ARKANSAS LOUISIANA & MISSISSIPPI RAILROAD COMPANY
ARKANSAS MIDLAND RAILROAD COMPANY, INC.
ATLANTIC AND WESTERN RAILWAY, LIMITED PARTNERSHIP
ATLAS RAILROAD CONSTRUCTION, LLC
BAUXITE & NORTHERN RAILWAY COMPANY
BUFFALO & PITTSBURGH RAILROAD, INC.
CAGY INDUSTRIES, INC.
CALIFORNIA NORTHERN RAILROAD COMPANY
CASCADE AND COLUMBIA RIVER RAILROAD COMPANY
CENTRAL OREGON & PACIFIC RAILROAD, INC.
CENTRAL RAILROAD COMPANY OF INDIANAPOLIS
CHATTAHOOCHEE BAY RAILROAD, INC.
CHATTAHOOCHEE INDUSTRIAL RAILROAD
CHATTOOGA & CHICKAMAUGA RAILWAY CO.
COLUMBUS & CHATTAHOOCHEE RAILROAD, INC.
COLUMBUS AND GREENVILLE RAILWAY COMPANY
COMMONWEALTH RAILWAY, INCORPORATED
CONECUH VALLEY RAILWAY, L.L.C.
CONNECTICUT SOUTHERN RAILROAD, INC.
CORPUS CHRISTI TERMINAL RAILROAD, INC.
DALLAS, GARLAND & NORTHEASTERN RAILROAD, INC.
DELPHOS TERMINAL COMPANY, INC.
EAST TENNESSEE RAILWAY, L.P.
EASTERN ALABAMA RAILWAY, LLC
EMONS INDUSTRIES, INC.
EMONS RAILROAD GROUP, INC.
EMONS TRANSPORTATION GROUP, INC.
FIRST COAST RAILROAD INC.
FORDYCE AND PRINCETON R.R. CO.
GALVESTON RAILROAD, L.P.
GENESEE & WYOMING RAILROAD SERVICES, INC.

	By:	/s/ Thomas D. Savage
	Name:	Thomas D. Savage
	Title:	Vice President and Treasurer

[Signature Page to GWI Amendment No. 1]

U.S. GUARANTORS:

(CONTINUED)

GENESEE AND WYOMING RAILROAD COMPANY

GEORGIA CENTRAL RAILWAY, L.P.

GEORGIA SOUTHWESTERN RAILROAD, INC.

GOLDEN ISLES TERMINAL RAILROAD, INC.

GRANITE STATE TRANSLOADING INC.

GRIZZARD TRANSFER COMPANY, INC.

GWI CANADA, INC.

GWI INTERNATIONAL LLC

GWI LEASING CORPORATION

GWI RAIL MANAGEMENT CORPORATION

HILTON & ALBANY RAILROAD, INC.

HURON AND EASTERN RAILWAY COMPANY, INC.

ILLINOIS & MIDLAND RAILROAD, INC.

INDIANA & OHIO RAIL CORP.

INDIANA & OHIO RAILWAY COMPANY

INDIANA SOUTHERN RAILROAD, LLC

KIAMICHI RAILROAD COMPANY L.L.C.

KWT RAILWAY, INC.

KYLE RAILROAD COMPANY

KYLE RAILWAYS, LLC

LITTLE ROCK & WESTERN RAILWAY, L.P.

LOUISIANA & DELTA RAILROAD, INC.

LUXAPALILA VALLEY RAILROAD, INC.

MAINE INTERMODAL TRANSPORTATION, INC.

MARQUETTE RAIL, LLC

MARYLAND MIDLAND RAILWAY, INC.

MERIDIAN & BIGBEE RAILROAD, L.L.C.

MID-MICHIGAN RAILROAD, INC.

MISSOURI & NORTHERN ARKANSAS RAILROAD COMPANY, INC.

NEW ENGLAND CENTRAL RAILROAD, INC.

NEW STATESRAIL HOLDINGS, LLC

NORTH CAROLINA & VIRGINIA RAILROAD COMPANY, LLC

OHIO AND PENNSYLVANIA RAILROAD COMPANY

OHIO CENTRAL RAILROAD, INC.

OHIO SOUTHERN RAILROAD, INC.

OTTER TAIL VALLEY RAILROAD COMPANY, INC.

PALM BEACH RAIL HOLDING, INC.

PAWNEE TRANSLOADING COMPANY, INC.

By:	/s/ Thomas D. Savage
Name:	Thomas D. Savage
Title:	Vice President and Treasurer

[Signature Page to GWI Amendment No. 1]

U.S. GUARANTORS:

(CONTINUED)

PHOENIX LOGISTICS LTD.

PLAINVIEW TERMINAL COMPANY

POINT COMFORT & NORTHERN RAILWAY COMPANY

PORTLAND & WESTERN RAILROAD, INC.

PUGET SOUND & PACIFIC RAILROAD

RAIL LINE HOLDINGS #1, INC.

RAIL LINK, INC.

RAIL PARTNERS, L.P.

RAIL SWITCHING SERVICES, LLC

RAIL TRANSPORTATION SOLUTIONS INC.

RAILAMERICA AUSTRALIA II, LLC

RAILAMERICA CONTRACT SWITCHING SERVICES, INC.

RAILAMERICA EQUIPMENT CORP.

RAILAMERICA HOLDING SERVICES, INC.

RAILAMERICA OPERATIONS SHARED SERVICES, INC.

RAILAMERICA OPERATIONS SUPPORT GROUP, INC.

RAILAMERICA TRANSPORTATION CORP.

RAILAMERICA, INC.

RAILINK ACQUISITION, INC.

RAILROAD DISTRIBUTION SERVICES, INC.

RAILTEX DISTRIBUTION SERVICES, INC.

RAILTEX, INC.

RAPID CITY, PIERRE & EASTERN RAILROAD, INC.

RICEBORO SOUTHERN RAILWAY, LLC

ROCHESTER & SOUTHERN RAILROAD, INC.

ROCHESTER SWITCHING SERVICES INC.

ROCKDALE, SANDOW & SOUTHERN RAILROAD COMPANY

RP ACQUISITION COMPANY ONE

SALT LAKE CITY SOUTHERN RAILROAD COMPANY, INC.

SAN DIEGO & IMPERIAL VALLEY RAILROAD COMPANY, INC.

SAN JOAQUIN VALLEY RAILROAD CO.

SAN PEDRO TRAILS, INC.

SAVANNAH PORT TERMINAL RAILROAD, INC.

SOUTH BUFFALO RAILWAY COMPANY

SOUTH CAROLINA CENTRAL RAILROAD COMPANY, LLC

SOUTH EAST RAIL, INC.

ST. LAWRENCE & ATLANTIC RAILROAD COMPANY

STATESRAIL II RAILROAD, LLC

STATESRAIL, LLC

SUMMIT VIEW, INC.

SWKR OPERATING CO., INC.

By:	/s/ Thomas D. Savage
Name:	Thomas D. Savage
Title:	Vice President and Treasurer

[Signature Page to GWI Amendment No. 1]

U.S. GUARANTORS:

(CONTINUED)

TALLEYRAND TERMINAL RAILROAD COMPANY, INC.

TAZEWELL & PEORIA RAILROAD, INC.

THE ALIQUIPPA & OHIO RIVER RAILROAD CO.

THE BAY LINE RAILROAD, L.L.C.

THE CENTRAL RAILROAD COMPANY OF INDIANA

THE COLUMBUS & OHIO RIVER RAIL ROAD COMPANY

THE MAHONING VALLEY RAILWAY COMPANY

THE MASSENA TERMINAL RAILROAD COMPANY

THE PITTSBURGH & OHIO CENTRAL RAILROAD COMPANY

THE PRESCOTT AND NORTHWESTERN RAILROAD COMPANY

THE WARREN & TRUMBULL RAILROAD COMPANY

THE YOUNGSTOWN BELT RAILROAD COMPANY

THREE NOTCH RAILWAY, L.L.C.

TOLEDO, PEORIA & WESTERN RAILWAY CORP.

TOMAHAWK RAILWAY, LIMITED PARTNERSHIP

TRANSRAIL HOLDINGS, LLC

TRANSRAIL NORTH AMERICA, LLC

UTAH RAILWAY COMPANY

VALDOSTA RAILWAY, L.P.

VENTURA COUNTY RAILROAD COMPANY

WARREN & SALINE RIVER RAILROAD COMPANY

WELLSBORO & CORNING RAILROAD, LLC

WESTERN KENTUCKY RAILWAY, L.L.C.

WILLAMETTE & PACIFIC RAILROAD, INC.

WILMINGTON TERMINAL RAILROAD, LIMITED PARTNERSHIP

WIREGRASS CENTRAL RAILWAY, L.L.C.

YORK RAIL LOGISTICS, INC.

YORK RAILWAY COMPANY

YOUNGSTOWN & AUSTINTOWN RAILROAD, INC.

By:	/s/ Thomas D. Savage
Name:	Thomas D. Savage
Title:	Vice President and Treasurer

[Signature Page to GWI Amendment No. 1]

AUSTRALIAN GUARANTORS:

Executed for GWI HOLDINGS PTY LTD in accordance with section 127 of the Corporations Act 2001 (Cwlth) by:

/s/ Greg Pauline	/s/ Michael Morris
Signature of director	Signature of director/secretary

Greg Pauline	Michael Morris
Name of director (print)	Name of director (print)

Executed for GWI HOLDINGS NO. 2 PTY LTD in accordance with section 127 of the Corporations Act 2001 (Cwlth) by:

/s/ Greg Pauline	/s/ Michael Morris
Signature of director	Signature of director/secretary

Greg Pauline	Michael Morris
Name of director (print)	Name of director (print)

Executed for VIPER LINE PTY LIMITED in accordance with section 127 of the Corporations Act 2001 (Cwlth) by:

/s/ Greg Pauline	/s/ Michael Morris
Signature of director	Signature of director/secretary

Greg Pauline	Michael Morris
Name of director (print)	Name of director (print)

[Signature Page to GWI Amendment No. 1]

AUSTRALIAN GUARANTORS:

(CONTINUED)

Executed for S A RAIL PTY LIMITED in accordance with section 127 of the Corporations Act 2001 (Cwlth) by:

/s/ Greg Pauline	/s/ Michael Morris
Signature of director	Signature of director/secretary

Greg Pauline	Michael Morris
Name of director (print)	Name of director (print)

Executed for GENESEE & WYOMING AUSTRALIA EASTERN PTY LTD in accordance with section 127 of the Corporations Act 2001 (Cwlth) by:

/s/ Greg Pauline	/s/ Michael Morris
Signature of director	Signature of director/secretary

Greg Pauline	Michael Morris
Name of director (print)	Name of director (print)

Executed for GWA (NORTH) PTY LTD in accordance with section 127 of the Corporations Act 2001 (Cwlth) by:

/s/ Greg Pauline	/s/ Michael Morris
Signature of director	Signature of director/secretary

Greg Pauline	Michael Morris
Name of director (print)	Name of director (print)

[Signature Page to GWI Amendment No. 1]

AUSTRALIAN GUARANTORS:

(CONTINUED)

Executed for FLA COAL SERVICES PTY LTD in accordance with section 127 of the Corporations Act 2001 (Cwlth) by:

/s/ Adam Cunliffe	/s/ Russell Mears
Signature of director	Signature of director/secretary

Adam Cunliffe	Russell Mears
Name of director (print)	Name of director (print)

Executed for FREIGHTLINER AUSTRALIA COAL HAULAGE PTY LTD in accordance with section 127 of the Corporations Act 2001 (Cwlth) by:

/s/ Adam Cunliffe	/s/ Russell Mears
Signature of director	Signature of director/secretary

Adam Cunliffe	Russell Mears
Name of director (print)	Name of director (print)

Executed for FREIGHTLINER AUSTRALIA PTY LTD in accordance with section 127 of the Corporations Act 2001 (Cwlth) by:

/s/ Adam Cunliffe	/s/ Russell Mears
Signature of director	Signature of director/secretary

Adam Cunliffe	Russell Mears
Name of director (print)	Name of director (print)

[Signature Page to GWI Amendment No. 1]

AUSTRALIAN GUARANTORS:

(CONTINUED)

Executed for G&W AUSTRALIA HOLDINGS LP. acting by its general partner, GWI INTERNATIONAL B.V.:

/s/ Richard O’Donnell	/s/ Ronald Volder
Signature	Signature

Richard O’Donnell	Ronald Volder
Name(print)	Name(print)

Managing Director A	Managing Director B
Title (print)	Title (print)

[Signature Page to GWI Amendment No. 1]

CANADIAN GUARANTORS:

GENESEE & WYOMING CANADA INC.

By:	/s/ Thomas D. Savage
	Name:	Thomas D. Savage
	Title:	Vice President

HURON CENTRAL RAILWAY INC.

By:	/s/ Thomas D. Savage
	Name:	Thomas D. Savage
	Title:	Vice President

KÉRAIL INC.

By:	/s/ Thomas D. Savage
	Name:	Thomas D. Savage
	Title:	Vice President

ST. LAWRENCE & ATLANTIC RAILROAD (QUEBEC) INC.

By:	/s/ Thomas D. Savage
	Name:	Thomas D. Savage
	Title:	Vice President

MIRABEL RAILWAY INC.

By:	/s/ Thomas D. Savage
	Name:	Thomas D. Savage
	Title:	Vice President

SERVICES FERROVIAIRES DE L’ESTUAIRE INC.

By:	/s/ Thomas D. Savage
	Name:	Thomas D. Savage
	Title:	Vice President

WESTERN LABRADOR RAIL SERVICES INC.

By:	/s/ Thomas D. Savage
	Name:	Thomas D. Savage
	Title:	Vice President

[Signature Page to GWI Amendment No. 1]

CANADIAN GUARANTORS:

(CONTINUED)

WESTERN LABRADOR RAILWAY (2013) INC.

By:	/s/ Thomas D. Savage
	Name:	Thomas D. Savage
	Title:	Vice President

CAPE BRETON & CENTRAL NOVA SCOTIA RAILWAY LIMITED

By:	/s/ Thomas D. Savage
	Name:	Thomas D. Savage
	Title:	Vice President

GODERICH-EXETER RAILWAY COMPANY LIMITED

By:	/s/ Thomas D. Savage
	Name:	Thomas D. Savage
	Title:	Vice President

KNOB LAKE & TIMMINS RAILWAY COMPANY INC.

By:	/s/ Thomas D. Savage
	Name:	Thomas D. Savage
	Title:	Vice President

RAILINK CANADA LTD.

By:	/s/ Thomas D. Savage
	Name:	Thomas D. Savage
	Title:	Vice President

RAILTEX CANADA, INC.

By:	/s/ Thomas D. Savage
	Name:	Thomas D. Savage
	Title:	Vice President

[Signature Page to GWI Amendment No. 1]

CANADIAN GUARANTORS:

(CONTINUED)

TROIS-RIVIÈRES TRAILERS INC./REMORQUES TROIS-RIVIÈRES INC.

By:	/s/ Thomas D. Savage
	Name:	Thomas D. Savage
	Title:	Vice President

RAILCARE INC.

By:	/s/ Thomas D. Savage
	Name:	Thomas D. Savage
	Title:	Vice President

[Signature Page to GWI Amendment No. 1]

EUROPEAN GUARANTORS:

GENESEE & WYOMING C.V. Represented by its general partner, GWI International LLC,

By:	/s/ Richard O’Donnell
	Name:	Richard O’Donnell
	Title:	Managing Director

GWI HOLDING B.V.

By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Managing Director A

By:	/s/ Ronald Volder
	Name:	Ronald Volder
	Title:	Managing Director B

GWI INTERNATIONAL B.V.

By:	/s/ Richard O’Donnell
	Name:	Richard O’Donnell
	Title:	Managing Director A

By:	/s/ Ronald Volder
	Name:	Ronald Volder
	Title:	Managing Director B

RAIL FEEDING SOLUTIONS B.V.

By:	/s/ Ronald Volder
	Name:	Ronald Volder
	Title:	Managing Director A

By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Managing Director B

[Signature Page to GWI Amendment No. 1]

EUROPEAN GUARANTORS:

(CONTINUED)

BELGIUM RAIL FEEDING BVBA

By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Manager

[Signature Page to GWI Amendment No. 1]

EUROPEAN GUARANTORS:

(CONTINUED)

FREIGHTLINER DE GMBH

By:	/s/ Paul Smart
	Name:	Paul Smart
	Title:	Management Board Member

ERS EUROPEAN RAILWAYS GMBH

By:	/s/ Frank M. Schuhholz
	Name:	Frank M. Schuhholz
	Title:	Director

[Signature Page to GWI Amendment No. 1]

EUROPEAN GUARANTORS:

(CONTINUED)

FREIGHTLINER MAINTENANCE EUROPE SP. Z.O.O.

By:	/s/ Paul Smart
	Name:	Paul Smart
	Title:	Management Board Member

By:	/s/ Krzysztof Wróbel
	Name:	Krzysztof Wróbel
	Title:	Management Board Member

FREIGHTLINER PL SP. Z.O.O.

By:	/s/ Paul Smart
	Name:	Paul Smart
	Title:	As Above

By:	/s/ Krzysztof Wróbel
	Name:	Krzysztof Wróbel
	Title:	As Above

KOLEJE WSCHODNIE SP. Z.O.O.

By:	/s/ Krzysztof Wróbel
	Name:	Krzysztof Wróbel
	Title:	As Above

By:	/s/ Konstantin Skorik
	Name:	Konstantin Skorik
	Title:	Management Board Member

RAIL SERVICES EUROPE SP. Z.O.O.

By:	/s/ Paul Smart
	Name:	Paul Smart
	Title:	Management Board Member

By:	/s/ Krzysztof Wróbel
	Name:	Krzysztof Wróbel
	Title:	Management Board Member

[Signature Page to GWI Amendment No. 1]

UK GUARANTORS:

GWI UK HOLDING LIMITED

By:	/s/ Thomas D. Savage
	Name:	Thomas D. Savage
	Title:	Director

FREIGHTLINER ACQUISITIONS LTD

By:	/s/ Darren Leigh
	Name:	Darren Leigh
	Title:	Director

FREIGHTLINER GROUP LTD

By:	/s/ Darren Leigh
	Name:	Darren Leigh
	Title:	Director

FREIGHTLINER HEAVY HAUL LTD

By:	/s/ Darren Leigh
	Name:	Darren Leigh
	Title:	Director

FREIGHTLINER LTD

By:	/s/ Darren Leigh
	Name:	Darren Leigh
	Title:	Director

FREIGHTLINER MAINTENANCE LTD

By:	/s/ Darren Leigh
	Name:	Darren Leigh
	Title:	Director

[Signature Page to GWI Amendment No. 1]

UK GUARANTORS:

(CONTINUED)

FREIGHTLINER MIDDLE EAST LTD

By:	/s/ Darren Leigh
	Name:	Darren Leigh
	Title:	Director

FREIGHTLINER RAILPORTS LIMITED

By:	/s/ Darren Leigh
	Name:	Darren Leigh
	Title:	Director

MANAGEMENT CONSORTIUM BID LTD

By:	/s/ Darren Leigh
	Name:	Darren Leigh
	Title:	Director

RAILINVEST ACQUISITIONS LTD

By:	/s/ Darren Leigh
	Name:	Darren Leigh
	Title:	Director

RAILINVEST HOLDING COMPANY LTD

By:	/s/ Darren Leigh
	Name:	Darren Leigh
	Title:	Director

UK BULK HANDLING SERVICES LTD

By:	/s/ Darren Leigh
	Name:	Darren Leigh
	Title:	Director

[Signature Page to GWI Amendment No. 1]

AGENTS:	BANK OF AMERICA, N.A., as Administrative Agent, European Agent and UK Agent

	By:	/s/ Ronaldo Naval
		Name:	Ronaldo Naval
		Title:	Vice President

BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Agent

	By:	/s/ Medina Sales de Andrade
		Name:	Medina Sales de Andrade
		Title:	Vice President

[Signature Page to GWI Amendment No. 1]

FORM OF

LENDER SIGNATURE PAGE

[LENDER], as a Lender

By:
Name:
Title:

[If a second signature is necessary

By:
Name:
	Title:	]

[Signature Page to GWI Amendment No. 1]